Financial instruments and risk management	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Financial instruments and risk management	Financial instruments and risk management
a) Fair value measurements
In determining the fair value of financial instruments, the Company uses a variety of methods and assumptions that are based on market conditions and risks existing on each reporting date. Standard market conventions and techniques, such as discounted cash flow analysis, are used to determine the fair value of the Company’s financial instruments. All methods of fair value measurement result in a general approximation of fair value.
The fair values of the Company’s cash, accounts receivable, accounts payable, and accrued liabilities approximate their carrying amounts due to the nature of the instrument or the relatively short periods to maturity for the instruments. The Credit Facility has a carrying value that approximates the fair value due to the floating rate nature of the debt. The promissory notes have a carrying value that is not materially different than their fair value due to similar instruments bearing similar interest rates.
Financial instruments with carrying amounts that differ from their fair values are as follows:

		December 31, 2024		December 31, 2023
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Convertible debentures	Level 1	129,106	168,949	129,750	160,072
Financing obligations	Level 2	197,018	196,240	162,266	159,900
Mortgage	Level 2	27,600	23,993	28,429	22,780
The Company classifies contingent obligations related to contingent consideration on the MacKellar (note 22) and DGI acquisitions, comprised of a contingent payment, deferred consideration and earn-out payments, as Level 3 due to the lack of relevant observable market data over fair value inputs. The contingent obligation is measured at fair value by discounting estimated future payments to the net present value using Level 3 inputs. The Company believes the discount rates used to discount the components of the contingent obligation reflect market participant assumptions.
The contingent payment is based on forecasted performance for a specific MacKellar customer which is expected to be paid in full. The deferred consideration is a MacKellar vendor-provided debt mechanism to be paid out evenly over four years. The determination of the fair value of the contingent consideration related to the earn-out amount required the Company to make significant estimates and assumptions, including estimating the future forecasted net income of MacKellar and the determination of the discount rate. The estimated liability is based on forecasted information and as such, could result in a range of outcomes. The impact of a reasonably possible change of +/- 10% in forecasted net income on the fair value of the earn-out obligation is estimated to be between a $9,423 decrease to a $9,423 increase on the fair value as at December 31, 2024. During the year ended December 31, 2024, there has been no change in the valuation approach or technique.
Reconciliation of Level 3 recurring fair value measurements:

	December 31, 2024	December 31, 2023
Balance, beginning of period	$115,857	$3,862
Additions to level 3	—	114,096
Changes in fair value recognized in earnings	53,206	4,681
Changes in foreign exchange rates	(1,508)	3,587
Payments	(39,689)	(10,369)
Balance, end of the period	$127,866	$115,857
Changes in the fair value of the contingent obligation are due to adjustments in forecasted income estimates and interest accretion expense and are recorded in the Consolidated Statements of Operations and Comprehensive Income. The revised estimates for the year ended December 31, 2024, reflect improved forecasted performance based on recent contract awards and capital investments.
b) Swap agreement
On May 29, 2024, the Company entered into a swap agreement on its common shares with a financial institution for risk management purposes in relation to its stock-based compensation arrangements. During the year ended December 31, 2024, the Company recognized an unrealized gain of $3,952 on this agreement based on the difference between the par value of the shares and the expected price of the Company's shares at contract maturity. The agreement matures on May 31, 2027, and September 31, 2027, respectively, with early termination provisions. The TSX closing price of the shares as at December 31, 2024, was $30.98, resulting in a fair value of $3,952 being recorded to other assets (note 11) on the Consolidated Balance Sheets. The swap has not been designated as a hedge for accounting purposes and therefore changes in the fair value of the derivative are recognized in the Consolidated Statements of Operations and Comprehensive Income.
On October 5, 2022, the Company entered into a swap agreement on its common shares with a financial institution for risk management purposes in relation to its stock-based compensation arrangements. This swap agreement was completed on January 3, 2024, at which point the Company realized a gain of $229, which had been recorded on the Consolidated Balance Sheets at December 31, 2023.
c) Risk management
The Company is exposed to liquidity, market and credit risks associated with its financial instruments. The Company will from time to time use various financial instruments to reduce market risk exposures from changes in foreign currency exchange rates and interest rates. Management performs a risk assessment on a continual basis to help ensure that all significant risks related to the Company and its operations have been reviewed and assessed to reflect changes in market conditions and the Company’s operating activities.
The Company is also exposed to concentration risk through its revenues which is mitigated by the customers being large investment grade organizations. The credit worthiness of new customers is subject to review by management through consideration of the type of customer and the size of the contract. The Company has further mitigated this risk through diversification of its operations. This diversification has primarily come through investments in joint ventures which are accounted for using the equity method. Revenues from these investments are not included in consolidated revenue.
d) Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company manages this risk by monitoring and reviewing actual and forecasted cash flows and the effect on bank covenants. The Company meets its liquidity needs from various sources including cash generated by operating activities, cash borrowings under the Credit Facility and financing through operating and financing leases and capital equipment financing. The Company has unused borrowing availability of $92.7 million on the Credit Facility (December 31, 2023 - $129.3 million) and an additional $86.7 million in borrowing availability under finance lease obligations (December 31, 2023 - $60.1 million). The Company believes that it has sufficient cash balances and availability under the Credit Facility to meet its foreseeable operating requirements.
e) Market risk
Market risk is the risk that the future revenue or operating expense related cash flows, the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices such as foreign currency exchange rates and interest rates. The level of market risk to which the Company is exposed at any point in time varies depending on market conditions, expectations of future price or market rate movements and composition of the Company’s financial assets and liabilities held, non-trading physical assets and contract portfolios. International projects can expose the Company to risks beyond those typical for its activities in its home market, including economic, geopolitical, geotechnical, military, adoption of new or expansion of existing tariffs and/or taxes or other restrictions, sanctions risk, partner or third-party intermediary misconduct risks, and other risks beyond the Company's control, including the duration and severity of the impact of global economic downturns.
Subsequent to year end, the United States announced tariffs on imports from several countries, including 25% tariffs on all goods from Canada and 10% tariffs on Canadian energy imports. While such tariffs would not directly affect the Company, the Government of Canada and certain Provincial governments subsequently announced or threatened certain retaliatory measures, including counter tariffs. The impact of such retaliatory measures, if and when implemented, is subject to a number of factors, including the effective date and duration of such measures, changes in the amount, scope and nature of any applicable tariffs or other measures in the future and any mitigating actions that may become available. The introduction of retaliatory measures could cause some volatility for the Company, primarily related to the price of heavy equipment parts and components. Efforts would be made to mitigate these impacts by purchasing from alternative sources or by passing these escalated costs on to clients. Most of the Company's contracts allow increased prices to be passed on to clients, though the pass-through can lag actual cost increases due to the contract mechanisms normally being triggered by increases in price indexes rather than to direct price increases. Additionally, some clients could be impacted by tariffs or non-tariff measures, resulting in less spending by customers on projects. Higher parts and components costs brought about by tariffs or other measures, or delayed or cancelled projects could have a material adverse effect on the Company's future earnings and financial position.
To manage the exposure related to changes in market risk, the Company has used various risk management techniques. Such instruments may be used to establish a fixed price for a commodity, an interest-bearing obligation or a cash flow denominated in a foreign currency. The Company also mitigates these risks through specific contract provisions, insurance coverage and financial instruments where applicable.
The sensitivities provided below are hypothetical and should not be considered to be predictive of future performance or indicative of earnings on these contracts.
i) Foreign exchange risk
The Company is exposed to foreign exchange risk due to a portion of its operations occurring in currencies other than the Canadian dollar (CAD), primarily the Australian dollar (AUD) and U.S. dollar (USD). Fluctuations in exchange rates may impact the Company’s consolidated financial results, including the Consolidated Statements of Operations and Comprehensive Income and the translation of the Consolidated Balance Sheet. The Company reduces foreign exchange risk by having an Australian dollar tranche under the Credit Facility available for borrowings.
The Company also incurs foreign exchange risk through transactions in non-CAD currencies, including purchases of equipment, spare parts, and certain general and administrative goods and services. These exposures are generally short-term, and past exchange rate fluctuations have not had a material impact. When considered significant, the Company may mitigate exposure by transacting in CAD, USD, or AUD. Additionally, the Company’s Credit Facility allows borrowings in both CAD and AUD, providing flexibility to manage currency exposure related to these transactions.
ii) Interest rate risk
The Company is exposed to interest rate risk from the possibility that changes in interest rates will affect future cash flows or the fair values of its financial instruments. Interest expense on borrowings with floating interest rates, including the Company’s Credit Facility, varies as market interest rates change. At December 31, 2024, the Company held $395.8 million of floating rate debt pertaining to its Credit Facility (December 31, 2023 – $317.5 million). As at December 31, 2024, holding all other variables constant, a 100 basis point change to interest rates on the outstanding floating rate debt will result in $4.0 million corresponding change in annual interest expense.
The fair value of financial instruments with fixed interest rates fluctuate with changes in market interest rates. However, these fluctuations do not affect earnings, as the Company’s debt is carried at amortized cost and the carrying value does not change as interest rates change.
The Company manages its interest rate risk exposure by using a mix of fixed and variable rate debt.
f) Credit risk
Credit risk is the risk that financial loss to the Company may be incurred if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company manages the credit risk associated with its cash by holding its funds with what it believes to be reputable financial institutions. The Company is exposed to concentration risk through its revenue which is mitigated by the customers being large investment grade organizations. The Company is also exposed to credit risk through its accounts receivable and contract assets as a significant portion of revenue is derived from a small group of customers. Credit risk for trade and other accounts receivables and contract assets are managed through established credit monitoring activities. The credit worthiness of new customers is subject to review by management through consideration of type of customer and the size of the contract. The Company has also mitigated risk through diversification of its operations through investments in joint ventures and acquisitions. Joint ventures are accounted for using the equity method and therefore the Company's share of revenues, accounts receivable and contract assets are not included in the tables below.
Where the Company generates revenue under its subcontracting arrangement with MNALP, the final end customer is represented in the tables below.
The following customers accounted for 10% or more of total revenues:

Year ended December 31,	2024	2023
Customer A	27%	8%
Customer B	25%	23%
Customer C	11%	27%
Customer D	2%	20%
Customer A related to Heavy Equipment - Australia segment. All remaining significant customers that exceed 10% of revenue in 2024 and 2023 fall under the Heavy Equipment - Canada segment.
The following customers represented 10% or more of accounts receivable and contract assets:

	December 31, 2024	December 31, 2023
Customer 1	23%	2%
Customer 2	20%	22%
Customer 3	6%	16%
Customer 4	6%	13%
Customer 2 relates to the Heavy Equipment - Australia segment. All remaining significant customers that exceed 10% of accounts receivable and contract assets in 2024 and 2023 fall under the Heavy Equipment - Canada segment.
The Company’s exposure to credit risk for accounts receivable and contract assets is as follows:

	December 31, 2024	December 31, 2023
Trade accounts receivable	$69,411	$65,386
Holdbacks	791	363
Accrued trade receivables	71,933	16,556
Contract receivables, included in accounts receivable	$142,135	$82,305
Other receivables	23,935	15,550
Total accounts receivable	$166,070	$97,855
Contract assets	4,135	35,027
Total	$170,205	$132,882
Payment terms are per the negotiated customer contracts and generally range between net 15 days and net 60 days. As at December 31, 2024, and December 31, 2023, trade receivables and holdbacks are aged as follows:

	December 31, 2024	December 31, 2023
Not past due	$61,443	$53,007
Past due 1-30 days	7,547	8,790
Past due 31-60 days	521	1,772
More than 61 days	691	2,180
Total	$70,202	$65,749
As at December 31, 2024, the Company has recorded an allowance for credit losses of $nil (December 31, 2023 - $nil).